QUEBEC SECURITIES ACT

REPORT ON SECURITIES DISTRIBUTION IN QUEBEC UNDER THE EXEMPTION PRE-SCRIBED BY SECTION 52 OF THE QUEBEC SECURITIES ACT (SECTION 114 OF THE REGULATION)

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TO:         COMMISSION DES VALEURS MOBILIERES DU QUEBEC

                THE UNDERSIGNED hereby reports that during 2002, it did not distribute in Quebec any securities utilizing the exemption prescribed by Section 52 of the Quebec Securities Act.

                DATED AT Calgary, Alberta, this 26th day of March, 2003.

TALISMAN ENERGY INC.

By:	“M. Jacqueline Sheppard”

M. Jacqueline Sheppard

Executive Vice-President, Corporate and Legal,
and Corporate Secretary.